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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                              ENTREPORT CORPORATION
             (Exact name of registrant as specified in its charter)

                FLORIDA                                     65-0703923
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


   2790 BUSINESS PARK DRIVE, SUITE B
           VISTA, CALIFORNIA                                      92083
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(Address of principal executive offices)                        (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class                             Name of each exchange on which
  to be so registered                             each class is to be registered

$.001 PAR VALUE COMMON STOCK                          AMERICAN STOCK EXCHANGE
----------------------------                          -----------------------

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(b) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(c), CHECK THE FOLLOWING BOX. [ X ]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF SECURITIES PURSUANT TO
SECTION 12(g) OF THE EXCHANGE ACT AND IS EFFECTIVE PURSUANT TO GENERAL INSTRUCTION A.(d), CHECK THE FOLLOWING BOX. [ ]

Securities Act registration statement file number to which this form relates:
                                      N/A


        Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
________________________________________________________________________________
                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference from the Registration Statement on Form 10,
Part I, Item 8 "Description of Securities", filed by Registrant with the Securities and Exchange Commission on August 4, 1999.

ITEM 2. EXHIBITS.(*)

EXHIBIT NO.                        EXHIBIT

      (1) Annual Report on Form 10-KSB for the year ended December 31, 1999 filed by Registrant with the Securities and Exchange Commission on March 30, 2000

      (2) Quarterly Report on Form 10-QSB for the period ended March 31, 2000 filed by Registrant with the Securities and Exchange Commission on May 12, 2000

      (3)   Certificate of Incorporation of Registrant, as amended

      (4)   Bylaws of Registrant

      (5)   Specimen of Common Stock Certificate

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(*) In accordance with Instruction II to Instructions to Exhibits of this
Registration Statement on Form 8-A, the exhibits have been filed supplementally with the American Stock Exchange and are not included as part of this Registration Statement on Form 8-A as filed with the Securities and Exchange Commission.



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ENTREPORT CORPORATION


Date:  June 13, 2000                         By: /s/ William A. Shue
                                                --------------------------------
                                                William A. Shue,
                                                Chief Executive Officer